KEMPER EQUITY FUNDS/GROWTH STYLE                KEMPER INCOME FUNDS
Kemper Quantitative Equity Fund      Kemper Adjustable Rate U.S. Government Fund
 Kemper Aggressive Growth Fund        Kemper Short-Intermediate Government Fund
 SUPPLEMENT TO PROSPECTUS DATED            SUPPLEMENT TO PROSPECTUS DATED
      FEBRUARY 1, 1998                            DECEMBER 30, 1997
      ------------------                          ------------------


KEMPER GLOBAL AND INTERNATIONAL FUNDS      KEMPER EQUITY FUNDS/VALUE STYLE
      Kemper Asian Growth Fund               Kemper Small Cap Value Fund
     Kemper Global Income Fund                 SUPPLEMENT TO PROSPECTUS
    SUPPLEMENT TO PROSPECTUS DATED                 DATED MAY 6, 1998
           MARCH 1, 1998                          ------------------
       -------------------


The following supplements the currently effective Prospectus of Kemper Quantitative Equity Fund:

The Board of Trustees has approved an agreement and plan of reorganization that calls for Kemper Blue Chip Fund to acquire the assets and liabilities of Kemper Quantitative Equity Fund (the "Quantitative Fund"), subject to approval by shareholders of the Quantitative Fund. Shares of the Kemper Blue Chip Fund will then be distributed to shareholders of the Quantitative Fund, and the Quantitative Fund will be dissolved. A Special Meeting of shareholders to vote on this plan, and other matters, is currently scheduled for December 16, 1998, and the closing is expected as soon as practical thereafter.

The following supplements the currently effective Prospectus of Kemper Short-Intermediate Government Fund and Kemper Adjustable Rate U.S. Government
Fund:

The Board of Trustees has approved an agreement and plan of reorganization that calls for Kemper Adjustable Rate U.S. Government Fund ("Adjustable Rate Fund") to acquire the assets and liabilities of Kemper Short-Intermediate Government Fund ("Short-Intermediate Fund"), subject to approval by shareholders of the Short-Intermediate Fund. Shares of the Adjustable Rate Fund will then be distributed to shareholders of Short-Intermediate Fund, and Short-Intermediate Fund will be dissolved.

The Board of Trustees of the Adjustable Rate Fund has approved a change in the investment objective and a change in a fundamental policy, subject to shareholder approval. The proposed new objective is to seek high current income and preservation of capital. The change in fundamental policy would eliminate the requirement that the Fund invest primarily in adjustable rate government securities. The Fund will continue to invest primarily in government securities.

The Board of Adjustable Rate Fund has also approved a change in the Fund's name to "Kemper Short-Term U.S. Government Fund" subject to approval of the policy change referred to above. A Special Meeting of shareholders to vote on these and other matters is currently scheduled for December 16, 1998, and the closing of the reorganization is expected as soon as practical thereafter.

The following supplements information in the section entitled "Investment Manager and Underwriter" for the currently effective Prospectus of Kemper Asian Growth Fund:

Theresa Gusman is lead portfolio manager for the Fund. Ms. Gusman joined Scudder Kemper in 1995 and is a Vice President. Prior to joining Scudder Kemper, she was an equity research analyst from 1985. Ms. Gusman received a B.A. in Economics from the State University of New York.

The following supplements information in the section entitled "Investment Manager and Underwriter" for the currently effective Prospectus of Kemper Aggressive Growth Fund:

Kurt R. Stalzer is lead portfolio manager for the Fund.

The following supplements information in the section entitled "Investment Manager and Underwriter" for the currently effective Prospectus of Kemper Small Cap Value Fund:

Thomas H. Forester and Steven T. Stokes are co-lead portfolio managers for the Fund.

The following supplements information in the section entitled "Investment Manager and Underwriter" for the currently effective Prospectus of Kemper Global Income Fund:

Terence C. Prideaux and Pankaj Shah are co-lead portfolio managers for the Funds. Mr. Prideaux joined Scudder Investments (U.K.) Limited in 1989 and is currently a director-fixed income of Scudder Investments (U.K.) Limited. He received a B.A. in Law from Balliol College, Oxford, U.K. Mr. Shah joined Scudder Investments (U.K.) Limited in 1997 and is currently a director-fixed income of Scudder Investments (U.K.) Limited. From November 1991 to October 1997, Mr. Shah was a portfolio manager at an unaffiliated investment management firm. Mr. Shah received a B.S. degree and a M.B.A. in finance from City University Business School in London, England.


October 16, 1998